THE GABELLI ASSET FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                          [GRAPHIC OF 5 STARS OMITTED.]

          MORNINGSTAR RATED[TM] GABELLI ASSET FUND 5 STARS OVERALL AND
                FOR THE FIVE AND TEN-YEAR PERIODS ENDED 06/30/01
             AMONG 2722 AND 864 DOMESTIC EQUITY FUNDS, RESPECTIVELY.
           THE FUND WAS RATED 4 STARS FOR THE THREE-YEAR PERIOD ENDED
                   06/30/01 AMONG 4473 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      After rallying in April and early May, stocks reversed course in June as corporate America began pre-announcing second quarter earnings shortfalls and warning that third quarter earnings may also disappoint. Despite the June swoon, the leading market indices closed the second quarter with respectable gains.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Asset Fund's (the "Fund") total return rose 7.33%. The Standard & Poor's ("S&P") 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average rose 5.85%, 17.43%, and 6.75%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund rose 3.77% over the trailing twelve-month period. The S&P 500 Index and Nasdaq Composite Index declined 14.82% and 45.51%, respectively, while the Dow Jones Industrial Average rose 2.21% over the same twelve-month period.

      For the two-year period ended June 30, 2001, the Fund's total return averaged 6.04% annually versus average annual declines of 4.42%, 10.31%, and 0.57% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively, over the same two-year period. For the five-year period ended June 30, 2001, the Fund's total return averaged 16.89% annually versus average annual total returns of 14.48%, 12.77%, and 15.19% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the ten-year period ended June 30, 2001, the Fund's total return averaged 16.03% annually versus average annual total returns of 15.09%, 16.34%, and 16.32% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on March 3, 1986 through June 30, 2001, the Fund had a cumulative total return of 912.34%, which equates to an average annual total return of 16.29%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                    ----------------------------------------
                                                       1ST         2ND         3RD        4TH           YEAR
                                                       ---         ---         ---        ---           ----
  2001:  Net Asset Value.......................      $33.03      $35.45        --          --            --
         Total Return..........................       (2.6)%       7.3%        --          --            --
----------------------------------------------------------------------------------------------------------------
  2000:  Net Asset Value.......................      $40.93      $40.18      $40.14      $33.90        $33.90
         Total Return..........................        0.2%       (1.8)%      (0.1)%      (0.7)%        (2.4)%
----------------------------------------------------------------------------------------------------------------
  1999:  Net Asset Value.......................      $37.18      $41.38      $39.52      $40.84        $40.84
         Total Return..........................        4.8%       11.3%       (4.5)%      15.3%         28.5%
----------------------------------------------------------------------------------------------------------------
  1998:  Net Asset Value.......................      $36.00      $36.41      $31.24      $35.47        $35.47
         Total Return..........................       13.0%        1.1%      (14.2)%      18.2%         15.9%
----------------------------------------------------------------------------------------------------------------
  1997:  Net Asset Value.......................      $27.00      $31.45      $34.99      $31.85        $31.85
         Total Return..........................        2.2%       16.5%       11.3%        4.3%         38.1%
----------------------------------------------------------------------------------------------------------------
  1996:  Net Asset Value.......................      $27.44      $28.09      $27.92      $26.42        $26.42
         Total Return..........................        6.6%        2.4%       (0.6)%       4.5%         13.4%
----------------------------------------------------------------------------------------------------------------
  1995:  Net Asset Value.......................      $23.84      $25.10      $26.76      $25.75        $25.75
         Total Return..........................        7.3%        5.3%        6.6%        3.7%         24.9%
----------------------------------------------------------------------------------------------------------------
  1994:  Net Asset Value.......................      $22.63      $22.36      $23.56      $22.21        $22.21
         Total Return..........................       (2.9)%      (1.2)%       5.4%       (1.2)%        (0.1)%
----------------------------------------------------------------------------------------------------------------
  1993:  Net Asset Value.......................      $21.10      $22.10      $23.63      $23.30        $23.30
         Total Return..........................        6.1%        4.7%        6.9%        2.5%         21.8%
----------------------------------------------------------------------------------------------------------------
  1992:  Net Asset Value.......................      $19.04      $18.91      $19.02      $19.88        $19.88
         Total Return..........................        6.0%       (0.7)%       0.6%        8.5%         14.9%
----------------------------------------------------------------------------------------------------------------
  1991:  Net Asset Value.......................      $17.36      $17.36      $17.90      $17.96        $17.96
         Total Return..........................       11.1%        0.0%        3.1%        3.2%         18.1%
----------------------------------------------------------------------------------------------------------------
  1990:  Net Asset Value.......................      $16.48      $16.81      $15.21      $15.63        $15.63
         Total Return..........................       (4.5)%       2.0%       (9.5)%       7.8%         (5.0)%
----------------------------------------------------------------------------------------------------------------
  1989:  Net Asset Value.......................      $16.46      $18.01      $18.73      $17.26        $17.26
         Total Return..........................       12.0%        9.4%        4.0%       (1.0)%        26.2%
----------------------------------------------------------------------------------------------------------------
  1988:  Net Asset Value.......................      $13.49      $14.62      $14.94      $14.69        $14.69
         Total Return..........................       14.4%        8.4%        2.2%        3.5%         31.1%
----------------------------------------------------------------------------------------------------------------
  1987:  Net Asset Value.......................      $12.97      $13.93      $14.66      $12.61        $12.61
         Total Return..........................       19.6%        7.4%        5.2%      (14.0)%        16.2%
----------------------------------------------------------------------------------------------------------------
  1986:  Net Asset Value.......................      $10.44      $11.21      $11.29      $11.28        $11.28
         Total Return..........................        4.4%(b)     7.4%        0.7%       (0.1)%        12.8%(b)
----------------------------------------------------------------------------------------------------------------

         AVERAGE ANNUAL RETURNS - JUNE 30, 2001 (A)
         ------------------------------------------
  1 Year ......................................      3.77%
  5 Year ......................................     16.89%
  10 Year .....................................     16.03%
  Life of Fund (b) ............................     16.29%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.

                      DIVIDEND HISTORY
------------------------------------------------------------
PAYMENT (EX) DATE      RATE PER SHARE     REINVESTMENT PRICE
-----------------      --------------     ------------------
December 27, 2000         $5.880               $33.37
December 27, 1999         $4.630               $39.92
December 28, 1998         $1.419               $34.60
December 30, 1997         $4.610               $31.73
December 31, 1996         $2.770               $26.42
December 29, 1995         $2.000               $25.75
December 30, 1994         $1.056               $22.21
December 31, 1993         $0.921               $23.30
December 31, 1992         $0.755               $19.88
December 31, 1991         $0.505               $17.96
December 31, 1990         $0.770               $15.63
December 29, 1989         $1.278               $17.26
December 30, 1988         $0.775               $14.69
January 4, 1988           $0.834               $12.07
March 9, 1987             $0.505               $12.71

COMMENTARY

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. As is our custom, we are including selected comments of Mario Gabelli from BARRON'S 2001 Midyear Roundtable.

--------------------------------------------------------------------------------
June 25, 2001                   BARRON'S    [BULLET]     Midyear Roundtable 2001
--------------------------------------------------------------------------------

                                    BARRON'S
                               MIDYEAR ROUNDTABLE
                              ====================

                                  MARIO GABELLI
             Chairman, Gabelli Asset Management Inc., Rye, New York

 ...My conclusion is we will have a consumer-led economic recovery starting in October, November, December. That assumes we don't have accidents in the oil pipeline, the dollar and places like Argentina. By the middle of July the overall stock market will have absorbed the very ugly results in second-quarter earnings. You'll start thinking about better comparisons in the first half of 2002.

Q: IS YOUR BOTTOM LINE SUNNY SKIES
IN 2002?

A: In the short term we're setting up for a fairly large speed bump. Earnings are uglier than we thought. Interest rates went up instead of down at the long end. But once you get past the short term you'll see a nice old-fashioned rally in non-Nasdaq-type stocks and particularly consumer cyclicals. For the rest of 2001 the overall market is not going to do very much, but consumer cyclicals will do well. You will have a lot of opportunity to make money in specific stocks because the environment for transactions is as good as I have ever seen.

Q: DEALS, DEALS, DEALS.

A: With this Administration you're seeing a less hostile environment at the Department of Justice, at the Federal Trade Commission and clearly at the Federal Communications Commission. The FCC, as I've noted before, will change the rules of the road on a whole bunch of issues. Large corporations will want to grow the top line and diversify through deals. So even though the Honeywell-GE deal blew up, on balance the background is very right for all sorts of transactions. To sum up, our model for the next 12 months is that economic policy works, monetary policy works, tax cuts work. Also, the elimination of goodwill creates a powerful propensity for deal activity. The consumer will lead the recovery and there will be the absence of incremental drag from inventory, starting in the third quarter. We see very little headway for the stock market indexes for the next six to nine months, but it is a good environment in which to own companies that will be the subject of financial engineering.

THE LONG AND THE SHORT OF IT

      As evidenced by a record number of pre-announced earnings shortfalls in the second quarter, six Federal Reserve Board ("Fed") interest rate cuts this year totaling 275 basis points (2.75%) have yet to revive the sagging U.S. economy. This should not come as a surprise. It takes time for Fed rate cuts to work their magic, but the rabbit eventually emerges from the hat. The $300-$600 federal income tax rebate many Americans will be receiving in August/September should provide a modest boost for the economy. Granted, higher utilities bills and expensive gasoline will soak up some of this cash. However, the tax rebate should put consumers in a better mood and provide part of the underpinning for a consumer-led economic recovery beginning in the fourth quarter. We also believe inventory in all but telecommunications/technology will have largely worked through the system at that point. Energy prices have abated providing further relief.

      When will the stock market begin anticipating an economic recovery? In a sense, it already has. The April/early-May rally demonstrated that investors were at least temporarily willing to look past poor short-term earnings prospects and forward to better times in 2002. Unfortunately, when confronted with second quarter earnings "confessions" and warnings that profits were not likely to improve in the third quarter, investors abandoned the "long view" and once again focused on the short-term earnings negatives. We may see this pattern hold for the balance of the year, as market rallies are cut short by bad earnings news. So, we think it will be difficult for the broad market indices to make much progress this year.

      In the interim, we think our portfolio will continue to benefit from companies buying each other. The folks now in charge of the Department of Justice, Federal Trade Commission, and Federal Communications Committee ("FCC") are more "deal friendly" and once the accounting profession irons out the details that will free acquiring companies from writing off "goodwill" (the price they pay for a company in excess of book value) against future earnings, we should see merger and acquisition activity accelerate.

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

---------------------------------------------------------------------------------------------------------------

                                           NUMBER     AVERAGE COST     CLOSING
   FUND HOLDING                         OF SHARES (a) PER SHARE (b)    PRICE (c)  CLOSING DATE     % RETURN (d)
   ------------                        ----------     ---------        -----      ------------     --------
   FIRST QUARTER 2001 ANNOUNCED DEALS
   ----------------------------------
   MicroTouch Systems Inc.                  4,000       $14.01         $21.00       01/03/01        49.89%
   Block Drug Co. Inc., Cl. A              90,000        31.37          52.94       01/12/01        68.76%
   Mikasa Inc.                             52,000        13.79          16.47       01/16/01        19.43%
   Basin Exploration Inc.                   6,000        15.52          21.25       02/02/01        36.92%
   Delco Remy International Inc.            5,000         7.05           9.46       02/23/01        34.18%
   Azurix Corp.                           820,000         6.47           8.38       03/19/01        29.52%

   FIRST QUARTER 2001 FINANCIAL ENGINEERING
   ----------------------------------------
   Bowlin Outdoor Advertising
      & Travel Centers Inc.                30,000         5.03           8.05       02/01/01        60.04%
   RPC Inc.                               292,500         3.14          10.60       03/01/01       237.58%

   SECOND QUARTER 2001 ANNOUNCED DEALS
   -----------------------------------
   Litton Industries Inc.                 220,000        78.83          80.33       04/02/01         1.90%
   Sara Lee Corp.                          10,000        13.28          21.46       04/04/01        61.60%
   Agribrands International Inc.           20,000        14.14          54.47       05/01/01       285.22%
   MCN Energy Group Inc.                   90,000        22.74          27.22       05/30/01        19.70%
   Berlitz International Inc.              76,000        14.47          16.56       05/31/01        14.44%
--------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

NOTE:SEE THE PORTFOLIO OF INVESTMENTS  FOR A COMPLETE  LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

THE WILD CARDS

      What could happen to disrupt this scenario? California, here we come. Despite the demise of the dotcoms and massive layoffs in other California-based technology companies, the California economy has managed to keep its head above water. Whether it will continue to do so with high electricity prices and rolling blackouts is subject to debate. With the Federal Energy Regulatory Commission ("FERC") instituting price caps for wholesale electricity sold in California, the worst of the crisis may have passed. However, if the lights continue to go out and California (the sixth largest economy in the world) slides into recession, national economic progress may be restrained.

      High energy prices are a problem for the rest of the U.S. as well. Eventually, free market forces--increased production to take advantage of higher prices and conservation to save money--will work their magic and energy prices will come down. In the interim, high electric bills and prices at the pump will pinch consumers. Over the longer term, we should benefit from a national energy policy focused on increasing domestic production, conservation, and perhaps most importantly, building more efficient energy distribution systems. The U.S. dollar has been too strong. This has created an imbalance in certain countries, notably Argentina.

NOBODY LIKES WHAT BRUSSELS SPROUTS

      As we prepare this letter, the Brussels, Belgium-based European Union ("EU") has just blocked the proposed merger between General Electric and Honeywell International. In our opinion, this is a major step in the wrong direction. The EU's hard line on the deal (both U.S. and Canadian regulators blessed the marriage and GE made significant concessions in attempting to gain EU approval) does not appear to be based on antitrust issues, but rather on potential advantages GE/Honeywell might have over European competitors. In short, the EU is throwing its considerable weight behind economic protectionism.

      While it is easy to paint the EU or other nations' trade authorities as villains, the U.S. is not guilt free on the protectionist front. Currently, the U.S. has trade disputes with Canada over steel, lumber, wheat, pork, beef and chicken; with the EU over textiles, steel, bananas, wine, cheese, batteries, and paper; and with Asia over steel, apples, video games, autos, and technology transfer. No one seems willing to back down and let the free market forces work their magic.

      Economic protectionism simply doesn't work. The U.S.'s ill-advised Smoot-Hawley tariffs, which helped cause and then prolong the Great Depression, are a classic example. Competition created through free trade periodically causes painful economic dislocation. However, it also promotes economic efficiency and growth. Competition from Japan forced the U.S. auto industry to build better cars, and the Motor City is now running on all cylinders. Lower labor costs in emerging market nations provided great incentive for the development of productivity enhancing industrial technology in the U.S., and the Rust Belt has once again become a thriving manufacturing region. Europe has knocked down its internal economic boundaries, promoting a free flow of capital, goods, and services across the continent. Even Japan now appears willing to open some of its markets to foreign goods. Economic Darwinism has short-term social and political costs. Longer term, however, survival of the fittest will result in a stronger global economy. It is our hope that today's trade skirmishes do not escalate into trade wars that will undo all the progress made in creating a truly global economy.

A TRIPLE PLAY FOR MEDIA STOCKS

      In last quarter's shareholder letter, we detailed a landmark federal court decision striking down FCC regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets. The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. We observed that the court's decision might be the death knell for other restrictive FCC regulations such as rules preventing broadcasters from owning TV stations reaching more than 35% of the total population and barring companies from owning television stations and newspapers in the same market. Finally, we opined that the appointment of free market-oriented Republican Michael Powell as the head of the FCC would foreshadow more relaxed regulatory policy. Our conclusion was that we would see increased merger and acquisition activity in media industries. In the year ahead, favorable earnings comparisons for advertising-supported media companies should result in a triple play for media stocks.

      The 2002 Winter Olympics are being held in Salt Lake City, enabling prime time "live action" broadcasts of popular events like figure skating and ice hockey. This virtually guarantees a much larger domestic television audience and higher advertising rates for broadcasters and cable television operators than when Olympic Games are staged halfway around the globe. This profit windfall will show up in first quarter 2002 earnings. Political fund raising reform notwithstanding, with control of the House and the Senate up for grabs at next year's mid-term elections, massive political advertising spending will be another bonanza for broadcasters, cable television operators and newspaper companies. This should make for some very attractive earnings comparisons in the third and fourth quarters of 2002. If, as we anticipate, there will be more mergers and acquisitions in the year ahead, better operating results should boost stock prices and takeover premiums.

INVESTMENT SCORECARD

      Small group broadcasters Granite Broadcasting, Young Broadcasting, and Paxson Communications made the first page of our leader board this quarter. Multimedia giants AOL Time Warner and Viacom also posted excellent returns. The balance of our top performers came from a wide range of industry groups and featured many beaten down stocks that began attracting bargain hunters.

      Telecommunications stocks (particularly our European telecommunications holdings) and telecommunications equipment manufacturers continued to get pounded in the market. We believe these depressed sectors will gradually recover as strong demand eventually soaks up excess capacity and prices for telecommunications services begin to firm.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AT&T CORP. (T - $22.00 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. After the restructuring, AT&T Wireless will be converted from a tracking stock to an independent asset based stock. AT&T Broadband, which includes cable, will have an initial public offering ("IPO") for a tracking stock, and within 12 months of the IPO the tracking stock is expected to be converted to an asset-based stock. AT&T Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four. Recently, Comcast Corp. (CCZ - $50.10 - NYSE) submitted an unsolicited bid to acquire cable assets of AT&T for $58 billion in Comcast stock and assumed debt. AT&T management is reviewing this bid.

CABLEVISION SYSTEMS CORP. (CVC - $58.50 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market - New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $25.80 - NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $71.40 - NYSE), through its 80% ownership of BHC Communications (BHC - $138.99 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television Inc. (UTVI - $126.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On July 31, 2001, News Corp. (NWS - $37.15 -
NYSE) announced that it had completed its acquisition of Chris-Craft (along with BHC and United Television). According to the terms of the deal, CCN shareholders can elect to receive a package of cash, shares of News Corp. Preferred ADSs, or both.

CRANE CO. (CR - $31.00 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves and industrial controls. In April 2001, Eric Fast became CEO of Crane. He previously served as Co-Head of Global Investment Banking at Salomon Smith Barney and brings to Crane important skills in deal-making, finance and public markets. We believe his appointment is timely, as the company plans to use its free cash flow to augment internal revenue and earnings growth with acquisitions. The combination of higher top line growth, strong balance sheet with a 26% net debt-to-capital ratio, an estimated $700 million ($12 per share) of free cash flow over the next five years and an active stock repurchase and debt reduction program underscore our enthusiasm for the stock.

GENUINE PARTS CO. (GPC - $31.50 - NYSE), a Georgia corporation incorporated in 1928, is a service organization engaged in the distribution of automotive replacement parts, industrial replacement parts, office products and electrical/electronic materials. The Company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group, operated through S. P. Richards Company, is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus. With branch locations in 38 cities nationwide and in Mexico, this Group stocks over 100,000 items, from insulating and conductive materials to assembly tools and test equipment.

LIBERTY MEDIA GROUP (LMG'A - $17.49 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in August 2001.

RALSTON PURINA CO. (RAL - $30.02 - NYSE), based in St. Louis, MO, completed the tax-free spin-off of Energizer Holdings, Inc. on April 1, 2000. Ralston Purina now operates in a single business segment, pet products, and is the world's largest manufacturer of dry pet food. The company is also a leading manufacturer of cat litter products in North America. Ralston's brands include DOG CHOW, CAT CHOW, MEOW MIX, PRO PLAN, and TIDY CATS. In January 2001, Nestle S.A. announced a definitive merger agreement with Ralston to acquire all shares for $33.50 per share in cash.

SPS TECHNOLOGIES INC. (ST - $47.40 - NYSE) is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. Under the leadership of CEO Charlie Grigg, SPS has made 18 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the fastener and component industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

TELEPHONE & DATA SYSTEMS INC. (TDS - $108.75 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $57.65 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which has recently been acquired by Deutsche Telecom (DT - $22.45 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telecom valued at over $2.7 billion. As part of the VoiceStream/Deutsche Telecom deal, TDS also received $570 million in cash.

USA NETWORKS INC. (USAI - $28.00 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player. USA recently announced a deal to purchase the majority of Expedia.com (EXPE - $46.60 - NASDAQ), a travel oriented website, from Microsoft (MSFT - $73.00 - NASDAQ).

VIACOM INC. (VIA - $53.04 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

SPECIAL NOTE

      It is with deep sorrow that we report the passing of our valued friend and Trustee, Felix J. Christiana. The Board of Trustees acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christiana during his long association with The Gabelli Asset Fund. The Board of Trustees and Officers of the Fund will greatly miss Mr. Christiana.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                              WHO                    WHEN
                              ---                    ----
      Special Chats:          Mario Gabelli          First Monday of each month
                              Howard Ward            First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                              AUGUST                 SEPTEMBER               OCTOBER
                              ------                 ---------               -------
      1st Wednesday           Caesar Bryan           Walter Walsh            Ivan Arteaga
      2nd Wednesday           Ivan Arteaga           Caesar Bryan            Tim O'Brien
      3rd Wednesday           Linda Caulkin          Hart Woodson            Susan Byrne
      4th Wednesday           Tim O'Brien            Barbara Marcin          Caesar Bryan
      5th Wednesday           Barbara Marcin                                 Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The second quarter of 2001 got off to a good start with investors recognizing that Federal Reserve easing and tax reform should help the economy begin recovering in early 2002. But, yet another round of earnings warnings shortened investors' focus and stocks gave back much of their gains. The economy should bounce back in early 2002 and relatively easy earnings comparisons should help the market trend higher. In the interim, we remain focused on those industry groups and individual companies representing excellent long-term value.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                        Sincerely,
                                        /S/ SIGNATURE OF MARIO J. GABELLI
                                        MARIO J. GABELLI, CFA
                                        Portfolio Manager and
                                        Chief Investment Officer

August 8, 2001


--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2001
                                  -------------
AT&T Corp.                                         Ralston Purina Co.
Chris-Craft Industries Inc.                        SPS Technologies Inc.
Crane Co.                                          Telephone & Data Systems Inc.
Genuine Parts Co.                                  USA Networks Inc.
Liberty Media Group                                Viacom Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
                COMMON STOCKS -- 93.0%
                AEROSPACE -- 1.1%
      88,000    Boeing Co. .............................   $  3,009,419        $  4,892,800
     200,000    Lockheed Martin Corp. ..................      4,921,722           7,410,000
     118,000    Northrop Grumman Corp. .................      7,057,461           9,451,800
                                                           ------------        ------------
                                                             14,988,602          21,754,600
                                                           ------------        ------------

                AGRICULTURE -- 0.4%
     600,000    Archer-Daniels-Midland Co. .............      8,994,405           7,800,000
      15,000    Delta & Pine Land Co. ..................        260,292             294,750
                                                           ------------        ------------
                                                              9,254,697           8,094,750
                                                           ------------        ------------

                AUTOMOTIVE -- 0.5%
     155,000    General Motors Corp. ...................      6,247,269           9,974,250
      20,000    Volkswagen AG ..........................        790,866             934,611
                                                           ------------        ------------
                                                              7,038,135          10,908,861
                                                           ------------        ------------

                AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.3%
      75,000    ArvinMeritor Inc. ......................      2,291,085           1,255,500
      58,000    Borg-Warner Automotive Inc. ............      2,072,460           2,877,960
     230,000    Dana Corp. .............................      6,102,928           5,368,200
     380,000    Federal-Mogul Corp. ....................      2,700,596             642,200
     650,000    GenCorp Inc. ...........................      2,404,331           8,320,000
     500,000    Genuine Parts Co. ......................     12,026,034          15,750,000
     170,000    Johnson Controls Inc. ..................      5,162,980          12,319,900
     120,000    Midas Inc. .............................      1,674,193           1,512,000
     300,000    Modine Manufacturing Co. ...............      7,040,244           8,274,000
     202,500    Scheib (Earl) Inc.+ ....................      1,446,767             548,775
     210,000    Standard Motor Products Inc. ...........      3,040,436           2,793,000
     100,000    Superior Industries
                  International Inc. ...................      2,495,680           3,830,000
     400,000    Tenneco Automotive Inc. ................      3,150,960           1,304,000
     100,000    TransPro Inc. ..........................        788,321             380,000
                                                           ------------        ------------
                                                             52,397,015          65,175,535
                                                           ------------        ------------

                AVIATION: PARTS AND SERVICES -- 0.7%
      72,000    Aviall Inc.+ ...........................        716,137             789,840
     172,400    Curtiss-Wright Corp. ...................      2,168,242           9,257,880
     170,000    Fairchild Corp., Cl. A+ ................      1,319,402           1,191,700
      60,000    Hi-Shear Industries Inc. ...............        510,932             186,000
      50,000    Kaman Corp., Cl. A .....................        637,604             885,000
      40,000    Precision Castparts Corp. ..............        668,144           1,496,800
                                                           ------------        ------------
                                                              6,020,461          13,807,220
                                                           ------------        ------------

                BROADCASTING -- 5.1%
      34,000    BHC Communications
                  Inc., Cl. A+ .........................      5,087,138           4,725,660
     560,000    Chris-Craft Industries Inc.+ ...........     15,234,330          39,984,000
      73,786    Chris-Craft Industries Inc.,
                  Cl. B+ (a) ...........................      1,132,430           5,268,320
      20,000    Corus Entertainment Inc.,
                  Cl. B+ ...............................         64,982             457,313
     150,000    Granite Broadcasting Corp.+ ............        997,343             450,000

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
      30,000    Gray Communications
                  Systems Inc. .........................   $    437,174        $    571,200
     200,000    Gray Communications
                  Systems Inc., Cl. B ..................      2,557,194           3,020,000
     170,000    Liberty Corp. ..........................      6,268,553           6,800,000
     150,000    Paxson Communications
                  Corp., Cl. A+ ........................      1,635,604           2,025,000
     400,000    Television Broadcasting Ltd. ...........      1,815,551           1,682,131
     247,000    United Television Inc. .................     15,808,923          31,122,000
     120,000    Young Broadcasting Inc.,
                  Cl. A+ ...............................      3,659,369           4,029,600
                                                           ------------        ------------
                                                             54,698,591         100,135,224
                                                           ------------        ------------

                BUILDING AND CONSTRUCTION -- 0.7%
      80,111    Huttig Building Products Inc.+ .........        243,014             406,163
     115,000    Newport News Shipbuilding Inc. .........      7,475,266           7,043,750
     175,000    Nortek Inc.+ ...........................      1,046,710           5,463,500
       4,333    Nortek Inc.,
                  Special Common+ (a) ..................         59,049             135,276
                                                           ------------        ------------
                                                              8,824,039          13,048,689
                                                           ------------        ------------

                BUSINESS SERVICES -- 1.7%
     100,000    ANC Rental Corp.+ ......................        889,878             300,000
     700,000    Cendant Corp.+ .........................      9,177,255          13,650,000
     100,000    Ecolab Inc. ............................      1,876,865           4,097,000
      10,000    Imation Corp.+ .........................        203,344             252,000
      66,500    Landauer Inc. ..........................        412,455           1,995,000
     130,000    Nashua Corp.+ ..........................      1,953,563             903,500
     215,000    Vivendi Universal SA, ADR ..............     11,438,034          12,470,000
                                                           ------------        ------------
                                                             25,951,394          33,667,500
                                                           ------------        ------------
                CABLE -- 2.6%
     575,000    Cablevision Systems
                  Corp., Cl. A+ ........................      4,109,217          33,637,500
      40,000    Comcast Corp., Cl. A ...................        286,651           1,718,000
      40,000    Comcast Corp.,
                  Cl. A, Special .......................        306,462           1,736,000
     100,163    NTL Inc.+ ..............................      2,801,298           1,206,964
     290,000    Rainbow Media Group+ ...................        736,212           7,482,000
      60,000    Shaw Communications
                  Inc., Cl. B ..........................        164,952           1,417,802
      80,000    Shaw Communications
                  Inc., Cl. B, Non-Voting+ .............        312,647           1,899,200
     310,000    UnitedGlobalCom Inc., Cl. A+ ...........      5,037,688           2,681,500
                                                           ------------        ------------
                                                             13,755,127          51,778,966
                                                           ------------        ------------

                CLOSED END FUNDS -- 0.1%
      84,000    Royce Value Trust Inc. .................        949,972           1,359,960
                                                           ------------        ------------

                COMMUNICATIONS EQUIPMENT -- 0.5%
     302,000    Allen Telecom Inc.+ ....................      1,845,383           4,530,000
      60,000    Corning Inc. ...........................      1,475,652           1,002,600
      20,000    Lucent Technologies Inc. ...............        261,312             124,000
     190,000    Motorola Inc. ..........................      2,013,581           3,146,400
      70,000    Nortel Networks Corp. ..................      2,018,197             636,300
                                                           ------------        ------------
                                                              7,614,125           9,439,300
                                                           ------------        ------------

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
                COMMON STOCKS (CONTINUED)
                COMPUTER HARDWARE -- 0.1%
      50,000    Hewlett-Packard Co. ....................   $  2,650,291        $  1,430,000
      90,000    Xerox Corp. ............................      1,427,426             861,300
                                                           ------------        ------------
                                                              4,077,717           2,291,300
                                                           ------------        ------------
                COMPUTER SOFTWARE AND SERVICES -- 0.2%
      35,000    Computer Associates
                  International Inc. ...................        893,731           1,260,000
      50,000    EMC Corp.+ .............................      1,391,012           1,452,500
     230,000    Genuity Inc.+ ..........................      1,441,464             717,600
      36,000    INT Media Group Inc.+ ..................        367,125             144,000
                                                           ------------        ------------
                                                              4,093,332           3,574,100
                                                           ------------        ------------
                CONSUMER PRODUCTS -- 6.2%
       5,000    Alberto-Culver Co., Cl. A ..............        166,666             177,000
       1,000    Alberto-Culver Co., Cl. B ..............         39,240              42,040
     690,000    Carter-Wallace Inc. ....................     11,080,735          13,351,500
      11,000    Christian Dior SA ......................        307,335             395,771
     228,300    Church & Dwight Co. Inc. ...............      2,266,351           5,810,235
      30,000    Clorox Co. .............................        901,500           1,015,500
       2,500    Coach Inc.+ ............................         26,505              95,125
      60,000    Department 56 Inc.+ ....................        651,832             459,000
      20,000    Eastman Kodak Co. ......................        782,125             933,600
     348,000    Energizer Holdings Inc.+ ...............      5,451,278           7,986,600
     135,000    Fortune Brands Inc. ....................      3,151,093           5,178,600
     330,000    Gallaher Group plc, ADR ................      5,226,111           8,217,000
     430,000    Gillette Co. ...........................     12,750,129          12,465,700
       1,500    Givaudan SA+ ...........................        408,522             416,029
      80,000    Harley Davidson Inc. ...................        198,900           3,766,400
     100,000    International Flavors &
                  Fragrances Inc. ......................      1,771,205           2,513,000
     140,000    Mattel Inc. ............................      1,678,830           2,648,800
      30,000    Maytag Corp. ...........................        866,637             877,800
      66,500    National Presto Industries Inc. ........      2,298,902           1,975,050
      95,000    Philip Morris Companies Inc. ...........      3,844,501           4,821,250
     205,000    Procter & Gamble Co. ...................     14,295,188          13,079,000
   1,120,000    Ralston Purina Co. .....................     17,369,616          33,622,400
      41,000    Syratech Corp.+ ........................        939,276             292,125
     200,000    Wolverine World Wide Inc. ..............      2,790,320           3,574,000
                                                           ------------        ------------
                                                             89,262,797         123,713,525
                                                           ------------        ------------
                CONSUMER SERVICES -- 0.4%
     400,000    Rollins Inc. ...........................      6,380,114           7,964,000
                                                           ------------        ------------

                DIVERSIFIED INDUSTRIAL -- 4.1%
       5,000    Anixter International Inc.+ ............         45,044             153,500
     125,000    Cooper Industries Inc. .................      4,372,219           4,948,750
     500,000    Crane Co. ..............................      8,493,896          15,500,000
     115,000    Gardner Denver
                  Machinery Corp.+ .....................      1,725,901           2,363,250
     205,000    GATX Corp. .............................      4,500,460           8,220,500
       3,000    General Electric Co. ...................         24,686             146,250
     150,000    GenTek Inc. ............................      1,515,183             795,000

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
      30,000    Harbor Global Co. Ltd.+ ................   $    121,875         $   249,000
     300,000    Honeywell Inc. ........................      11,735,582          10,497,000
     370,000    ITT Industries Inc.+ ...................     11,677,757          16,372,500
     150,000    Katy Industries Inc. ...................      1,369,925             711,000
     310,000    Lamson & Sessions Co.+ .................      1,697,032           2,077,000
      20,000    MagneTek Inc. ..........................        213,720             250,000
     160,000    Myers Industries Inc. ..................      1,504,914           2,416,000
     100,000    National Service
                  Industries Inc. ......................      2,532,842           2,257,000
      60,000    Pentair Inc. ...........................      1,744,765           2,028,000
     170,000    Sensient Technologies Corp. ............      3,402,419           3,488,400
      92,000    Smith Industries plc ...................      1,033,103           1,067,465
       1,543    Sulzer AG ..............................      1,009,315             491,054
     155,000    Thomas Industries Inc. .................      1,971,325           4,572,500
      80,000    Trinity Industries Inc. ................        977,970           1,640,000
                                                           ------------        ------------
                                                             61,669,933          80,244,169
                                                           ------------        ------------

                ELECTRONICS -- 0.8%
       3,000    Hitachi Ltd., ADR ......................        302,567             296,970
      13,000    Kyocera Corp., ADR .....................        448,062           1,158,170
      22,000    Molex Inc., Cl. A ......................        759,373             656,040
     630,000    Oak Technology Inc.+ ...................      2,701,310           6,671,700
      40,000    Sony Corp., ADR ........................      1,816,421           2,632,000
     244,000    Thomas & Betts Corp. ...................      4,518,792           5,385,080
                                                           ------------        ------------
                                                             10,546,525          16,799,960
                                                           ------------        ------------

                ENERGY AND UTILITIES -- 5.0%
     135,000    AGL Resources Inc. .....................      2,384,308           3,206,250
     234,000    BP plc, ADR ............................      6,146,816          11,664,900
      38,000    Brown (Tom) Inc. .......................        613,895             912,000
      45,000    Burlington Resources Inc. ..............      1,785,694           1,797,750
      30,000    Chevron Corp. ..........................      1,016,500           2,715,000
     350,000    Conectiv Inc. ..........................      5,837,366           7,560,000
      50,000    Conoco Inc., Cl. A .....................      1,352,335           1,410,000
      45,000    Covanta Energy Corp.+ ..................        509,519             830,700
      50,000    Devon Energy Corp. .....................      1,160,594           2,625,000
      39,998    DPL Inc. ...............................        814,440           1,158,342
      21,097    DTE Energy Co. .........................        941,348             979,745
     250,000    El Paso Electric Co.+ ..................      2,801,290           3,997,500
      40,000    Energy East Corp. ......................        863,017             836,400
      55,000    EOG Resources Inc. .....................        503,772           1,955,250
     140,000    Exxon Mobil Corp. ......................      5,435,824          12,229,000
      25,000    Global Marine Inc.+ ....................        397,750             465,750
      40,000    GPU Inc. ...............................      1,238,250           1,406,000
      40,000    Halliburton Co. ........................        840,758           1,424,000
      60,000    HS Resources Inc.+ .....................      3,868,561           3,888,000
     720,000    Niagara Mohawk Holdings
                  Inc.+ ................................     10,737,209          12,736,800
     180,000    NiSource Inc.+ .........................        360,000             426,600
     120,000    Northeast Utilities ....................      2,514,569           2,490,000
      60,000    Pennzoil-Quaker State Co.+ .............        868,341             672,000
     100,000    Progress Energy Inc. ...................         52,000              50,500
      20,000    SJW Corp. ..............................      2,126,431           1,710,000
     325,000    Southwest Gas Corp. ....................      5,939,311           7,696,000

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
                COMMON STOCKS (CONTINUED)
                ENERGY AND UTILITIES (CONTINUED)
     165,000    Texaco Inc. ............................   $  7,341,250       $  10,989,000
      11,000    UIL Holdings Corp. .....................        514,356             534,490
                                                           ------------        ------------
                                                             68,965,504          98,366,977
                                                           ------------        ------------

                ENTERTAINMENT -- 11.1%
     715,000    AOL Time Warner Inc.+ ..................      7,070,895          37,895,000
     100,000    Disney (Walt) Co. ......................      2,703,113           2,889,000
      19,406    EMI Group plc ..........................         75,408             109,717
     100,000    EMI Group plc, ADR .....................      1,246,297           1,125,820
      40,000    Fisher Communications Inc. .............      2,438,685           2,915,600
      42,000    Fox Entertainment
                  Group Inc., Cl. A ....................        923,387           1,171,800
      95,000    Grupo Televisa SA, GDR+ ................      1,830,415           3,800,950
       4,000    Liberty Livewire Corp., Cl. A+ .........         15,518              35,000
   4,460,000    Liberty Media Group, Cl. A+ ............     12,916,455          78,005,400
      70,000    Metro-Goldwyn-Mayer Inc.+ ..............      1,503,244           1,585,500
      50,000    Six Flags Inc. .........................        710,263           1,052,000
   1,535,000    USA Networks Inc.+ .....................     11,248,714          42,980,000
     850,000    Viacom Inc., Cl. A+ ....................     19,977,509          45,084,000
      10,000    World Wrestling Federation
                  Entertainment Inc.+ ..................        126,298             138,000
                                                           ------------        ------------
                                                             62,786,201         218,787,787
                                                           ------------        ------------

                ENVIRONMENTAL SERVICES -- 1.2%
     100,000    Allied Waste Industries Inc.+ ..........        935,315           1,868,000
      75,000    EnviroSource Inc.+ .....................        191,662              12,750
     290,000    Republic Services Inc.+ ................      3,387,587           5,756,500
     500,000    Waste Management Inc. ..................      9,816,774          15,410,000
                                                           ------------        ------------
                                                             14,331,338          23,047,250
                                                           ------------        ------------

                EQUIPMENT AND SUPPLIES -- 6.8%
     310,000    AMETEK Inc. ............................      3,617,532           9,470,500
      35,000    Amphenol Corp., Cl. A+ .................        495,787           1,401,750
      70,000    Caterpillar Inc. .......................        927,858           3,503,500
     100,000    CIRCOR International Inc.+ .............        834,293           1,805,000
     125,000    CLARCOR Inc. ...........................      1,777,793           3,356,250
     200,000    Crown Cork & Seal Co. Inc.+ ............        901,660             750,000
     100,000    CTS Corp. ..............................        366,271           2,050,000
       9,000    Danaher Corp. ..........................        247,311             504,000
     400,000    Deere & Co. ............................      6,703,065          15,140,000
     220,000    Donaldson Co. Inc. .....................      1,650,110           6,853,000
     143,600    Fedders Corp. ..........................        776,595             746,720
     506,000    Flowserve Corp.+ .......................      7,900,654          15,559,500
     180,000    Gerber Scientific Inc. .................      1,877,495           1,971,000
     462,000    IDEX Corp. .............................      4,138,647          15,708,000
      10,000    Ingersoll-Rand Co. .....................        314,250             412,000
      90,000    Lufkin Industries Inc. .................      1,619,261           2,484,000
      18,000    Manitowoc Co. Inc. .....................        131,305             531,000
      35,000    Met-Pro Corp. ..........................        440,569             472,500
     600,000    Navistar International Corp.+ ..........     11,672,098          16,878,000
      20,000    PACCAR Inc. ............................        522,021           1,028,400
     100,000    Sequa Corp., Cl. A+ ....................      4,375,920           4,550,000

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
     104,000    Sequa Corp., Cl. B+ ....................   $  5,351,790        $  6,162,000
     205,000    SPS Technologies Inc.+ .................      3,823,958           9,717,000
      25,000    Sybron Dental
                  Specialties Inc.+ ....................        451,035             512,250
     325,000    UCAR International Inc.+ ...............      5,970,569           3,883,750
      30,000    Valmont Industries Inc. ................        242,908             546,000
     435,000    Watts Industries Inc., Cl. A ...........      5,006,660           7,373,250
     120,000    Weir Group plc .........................        504,947             470,022
                                                           ------------        ------------
                                                             72,642,362         133,839,392
                                                           ------------        ------------

                FINANCIAL SERVICES -- 4.5%
      25,000    Aegon NV, ADR ..........................        425,323             710,000
           1    Al-Zar Ltd.+ (a) .......................              0                 140
      11,500    Alleghany Corp.+ .......................      2,145,595           2,334,500
      50,000    Allstate Corp. .........................      1,147,339           2,199,500
     200,000    American Express Co. ...................      1,802,555           7,760,000
      61,000    Argonaut Group Inc. ....................      1,657,706           1,226,100
      68,000    Bank One Corp. .........................      1,948,065           2,434,400
         220    Berkshire Hathaway
                  Inc., Cl. A+ .........................        874,549          15,268,000
      50,000    BKF Capital Group Inc. .................        933,375           1,660,000
      35,000    Block (H&R) Inc. .......................      1,110,207           2,259,250
     120,000    Commerzbank AG, ADR ....................      3,146,569           3,032,412
     150,000    Deutsche Bank AG, ADR ..................      6,596,875          10,717,545
      35,000    Dresdner Bank AG, ADR ..................      1,665,613           1,594,089
     265,000    First Union Corp. ......................      8,611,763           9,259,100
      12,000    Lehman Brothers Holdings Inc. ..........        108,300             933,000
      38,000    Leucadia National Corp. ................        930,337           1,233,100
      83,000    Mellon Financial Corp. .................      2,932,753           3,818,000
      46,000    Metris Companies Inc. ..................        422,760           1,550,660
     240,000    Midland Co. ............................      2,544,569          10,680,000
       2,000    MONY Group Inc. ........................         57,225              80,260
     100,000    Phoenix Companies Inc. .................      1,731,625           1,860,000
      30,000    St. Paul Companies Inc. ................        807,838           1,520,700
      84,000    State Street Corp. .....................        629,075           4,157,160
      16,000    Stilwell Financial Inc.+ ...............        246,398             536,960
      20,000    SunTrust Banks Inc. ....................        424,879           1,295,600
       1,000    UBS AG .................................        142,927             142,010
       8,000    Value Line Inc. ........................        115,500             337,760
      18,000    Waddell & Reed Financial
                  Inc., Cl. A ..........................        277,725             571,500
                                                           ------------        ------------
                                                             43,437,445          89,171,746
                                                           ------------        ------------

                FOOD AND BEVERAGE -- 6.9%
      16,700    Brau und Brunnen AG+ ...................        221,760             243,168
     223,000    Brown-Forman Corp., Cl. A ..............     10,052,231          14,617,650
      45,000    Coca-Cola Co. ..........................        387,203           2,025,000
      70,000    Coca-Cola Enterprises Inc. .............      1,143,138           1,144,500
      90,000    ConAgra Foods Inc. .....................      1,796,025           1,782,900
     268,000    Corn Products
                  International Inc. ...................      6,973,484           8,576,000
     291,000    Diageo plc, ADR ........................     10,766,708          12,789,450
       7,500    Farmer Brothers Co. ....................        983,619           1,747,500

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
                COMMON STOCKS (CONTINUED)
                FOOD AND BEVERAGE (CONTINUED)
     121,040    Flowers Foods Inc.+ ....................   $  2,420,800        $  3,794,604
     270,000    General Mills Inc. .....................      6,891,588          11,820,600
       5,000    Hain Celestial Group Inc.+ .............         67,359             110,000
     112,000    Heinz (H.J.) Co. .......................      4,533,358           4,579,680
      70,000    Hershey Foods Corp. ....................      2,280,669           4,319,700
      52,500    IBP Inc. ...............................      1,317,519           1,325,625
      40,000    Interstate Bakeries Corp. ..............        457,908             640,000
     450,000    Kellogg Co. ............................     11,378,250          13,050,000
      70,000    Kerry Group plc, Cl. A .................        798,020             807,279
      16,000    Kraft Foods Inc., Cl. A+ ...............        496,000             496,000
     165,000    LVMH Moet Hennessy
                  Louis Vuitton, ADR ...................      1,144,063           1,691,250
   1,090,290    PepsiAmericas Inc. .....................     13,801,680          14,500,857
     155,000    PepsiCo Inc. ...........................      5,509,627           6,851,000
     100,000    Quaker Oats Co. ........................      3,496,250           9,125,000
     140,000    Ralcorp Holdings Inc.+ .................      2,003,189           2,623,600
      15,301    Sara Lee Corp. .........................        278,793             289,801
      12,000    Smucker (J.M.) Co. .....................        307,725             312,000
     139,050    Tootsie Roll Industries Inc. ...........      2,040,687           5,358,987
     240,000    Wrigley (Wm.) Jr. Co. ..................      7,051,465          11,244,000
                                                           ------------        ------------
                                                             98,599,118         135,866,151
                                                           ------------        ------------
                HEALTH CARE -- 2.0%
      23,000    American Home
                  Products Corp. .......................        970,182           1,344,120
      48,000    Amgen Inc.+ ............................        220,320           2,912,640
      25,000    Apogent Technologies Inc.+ .............        494,908             615,000
      36,000    Biogen Inc.+ ...........................        270,450           1,956,960
      22,000    Bristol-Myers Squibb Co. ...............      1,161,475           1,150,600
      40,000    Chiron Corp.+ ..........................        550,315           2,040,000
      10,000    GlaxoSmithKline plc, ADR ...............        549,120             562,000
      53,520    Invitrogen Corp.+ ......................      2,693,651           3,842,736
      60,000    Johnson & Johnson ......................        624,750           3,000,000
     111,000    Merck & Co. Inc. .......................      2,318,838           7,094,010
     250,000    Pfizer Inc. ............................      1,299,564          10,012,500
      50,000    Pharmacia Corp. ........................      1,953,608           2,297,500
      15,000    Schering-Plough Corp. ..................        532,050             543,600
      22,000    VISX Inc.+ .............................        408,313             425,700
     120,000    Women First
                  HealthCare Inc.+ .....................        221,250           1,068,000
                                                           ------------        ------------
                                                             14,268,794          38,865,366
                                                           ------------        ------------
                HOTELS AND GAMING -- 2.0%
      80,000    Aztar Corp.+ ...........................        763,926             968,000
     100,000    Boca Resorts Inc., Cl. A+ ..............        930,945           1,473,000
     400,000    Gaylord Entertainment Co. ..............     10,664,260          11,520,000
      30,000    GTECH Holdings Corp.+ ..................        574,026           1,065,300
      12,000    Harrah's Entertainment Inc. ............        113,002             423,600
   1,200,000    Hilton Group plc .......................      4,323,587           4,033,584
     800,000    Hilton Hotels Corp. ....................      9,196,441           9,280,000

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
      80,000    Mandalay Resort Group ..................   $  1,133,376        $  2,192,000
      40,000    MGM Mirage Inc.+ .......................      1,057,844           1,198,400
     220,000    Park Place
                  Entertainment Corp.+ .................      1,231,329           2,662,000
     135,000    Starwood Hotels &
                  Resorts Worldwide Inc. ...............      3,539,744           5,032,800
      60,000    Trump Hotels & Casino
                  Resorts Inc.+ ........................        256,680             121,200
                                                           ------------        ------------
                                                             33,785,160          39,969,884
                                                           ------------        ------------

                METALS AND MINING -- 0.9%
      45,000    Alcoa Inc. .............................      1,126,938           1,773,000
     100,000    Barrick Gold Corp. .....................      1,729,529           1,515,000
     300,000    Echo Bay Mines Ltd.+ ...................        371,625             294,000
     300,000    Homestake Mining Co. ...................      1,630,971           2,325,000
     500,000    Newmont Mining Corp. ...................      9,300,198           9,305,000
     170,000    Placer Dome Inc. .......................      1,576,429           1,666,000
     250,000    Royal Oak Mines Inc.+ ..................        654,847               3,000
     100,000    TVX Gold Inc.+ .........................        401,538              54,000
                                                           ------------        ------------
                                                             16,792,075          16,935,000
                                                           ------------        ------------

                PAPER AND FOREST PRODUCTS-- 1.9%
     220,000    Greif Bros. Corp., Cl. A ...............      4,752,946           6,677,000
      45,000    Mead Corp. .............................      1,340,813           1,221,300
      10,000    Sealed Air Corp.+ ......................        285,419             372,500
     312,000    St. Joe Co. ............................      2,376,837           8,389,680
     175,000    Westvaco Corp. .........................      4,819,806           4,250,750
     360,000    Willamette Industries Inc. .............     15,910,148          17,820,000
                                                           ------------        ------------
                                                             29,485,969          38,731,230
                                                           ------------        ------------

                PUBLISHING -- 4.6%
     230,000    Belo (A.H.) Corp., Cl. A ...............      4,158,074           4,333,200
      15,000    Dow Jones & Co. Inc. ...................        709,141             895,650
     200,000    Harcourt General Inc. ..................      9,313,148          11,638,000
      50,000    Lee Enterprises Inc. ...................      1,152,425           1,650,000
      60,000    McClatchy Newspapers
                  Inc., Cl. A ..........................      1,240,718           2,346,000
     135,000    McGraw-Hill Companies Inc. .............      2,316,519           8,930,250
     412,000    Media General Inc., Cl. A ..............     12,114,706          18,952,000
      82,000    Meredith Corp. .........................      1,687,250           2,936,420
     132,000    New York Times Co., Cl. A ..............      1,094,267           5,544,000
      14,000    News Corp. Ltd., ADR ...................        246,049             520,100
     372,000    Penton Media Inc. ......................      2,586,151           6,510,000
     100,000    PRIMEDIA Inc.+ .........................      1,185,124             679,000
     130,000    Pulitzer Inc. ..........................      5,657,829           6,864,000
     140,000    Reader's Digest
                  Association Inc., Cl. B ..............      3,609,282           3,640,000
      60,000    Scripps (E.W.) Co., Cl. A ..............      3,376,951           4,140,000
      94,640    Seat-Pagine Gialle SpA .................        198,816              97,345
     115,000    Thomas Nelson Inc. .....................      1,502,571             808,450
     274,550    Tribune Co. ............................      9,414,496          10,984,746
                                                           ------------        ------------
                                                             61,563,517          91,469,161
                                                           ------------        ------------

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
                COMMON STOCKS (CONTINUED)
                REAL ESTATE -- 0.6%
     385,000    Catellus Development Corp.+ ............   $  3,766,876        $  6,718,250
      48,000    Florida East Coast
                  Industries Inc., Cl. A ...............        631,838           1,699,200
      72,082    Florida East Coast
                  Industries Inc., Cl. B ...............      1,224,423           2,544,495
      80,000    Griffin Land &
                  Nurseries Inc.+ ......................      1,027,653           1,329,600
       3,961    HomeFed Corp.+ .........................            709               3,763
                                                           ------------        ------------
                                                              6,651,499          12,295,308
                                                           ------------        ------------

                RETAIL -- 2.5%
      41,000    Aaron Rents Inc. .......................        146,083             697,000
      20,000    Aaron Rents Inc., Cl. A ................         83,263             312,400
     200,000    Albertson's Inc. .......................      4,369,984           5,998,000
     600,000    AutoNation Inc.+ .......................      6,982,559           6,960,000
     190,000    Blockbuster Inc., Cl. A ................      2,168,003           3,467,500
     175,000    Burlington Coat Factory
                  Warehouse Corp. ......................      2,022,788           3,500,000
       4,000    Coldwater Creek Inc.+ ..................         50,700             104,000
       6,800    Delhaize Le Lion SA, ADR ...............        282,089             398,820
     140,000    Kroger Co.+ ............................        818,000           3,500,000
     180,500    Lillian Vernon Corp. ...................      2,618,022           1,274,330
     660,000    Neiman Marcus
                  Group Inc., Cl. B+ ...................     15,984,491          19,470,000
     500,000    Rite Aid Corp.+ ........................      2,277,500           4,500,000
                                                           ------------        ------------
                                                             37,803,482          50,182,050
                                                           ------------        ------------

                SATELLITE -- 0.3%
     250,099    General Motors Corp., Cl. H+ ...........      6,541,339           5,064,505
     150,000    Loral Space &
                  Communications Ltd.+ .................        948,918             420,000
                                                           ------------        ------------
                                                              7,490,257           5,484,505
                                                           ------------        ------------

                SPECIALTY CHEMICALS -- 1.7%
     450,000    Ferro Corp. ............................      7,178,045           9,814,500
      65,000    Fuller (H.B.) Co. ......................      2,221,326           3,243,500
     762,000    General Chemical Group Inc. ............        828,571             320,040
     105,000    Great Lakes Chemical Corp. .............      3,208,689           3,239,250
     362,000    Hercules Inc.+ .........................      6,049,508           4,090,600
     210,000    Material Sciences Corp.+ ...............      1,852,407           2,074,800
     630,000    Omnova Solutions Inc. ..................      1,986,506           4,586,400
     210,000    Rohm & Haas Co. ........................      5,881,379           6,909,000
                                                           ------------        ------------
                                                             29,206,431          34,278,090
                                                           ------------        ------------

                TELECOMMUNICATIONS -- 6.9%
       7,500    Allegiance Telecom Inc.+ ...............         74,063             112,425
     100,000    ALLTEL Corp. ...........................      3,210,248           6,126,000
     900,000    AT&T Corp. .............................     20,013,951          19,800,000
     210,000    BCE Inc. ...............................      5,127,242           5,523,000
     150,000    BellSouth Corp. ........................      5,377,659           6,040,500
      14,000    Brasil Telecom Participacoes
                  SA, ADR ..............................        810,959             588,140

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
     205,000    Cable & Wireless plc, ADR ..............   $  6,103,565        $  3,690,000
     550,000    CenturyTel Inc. ........................      6,643,542          16,665,000
     380,000    Citizens Communications Co. ............      3,879,935           4,571,400
     325,665    Commonwealth Telephone
                  Enterprises Inc.+ ....................      5,594,615          13,759,346
      35,000    Commonwealth Telephone
                  Enterprises Inc., Cl. B+ .............        347,445           1,540,000
      59,132    Deutsche Telekom AG, ADR ...............        479,267           1,327,513
      60,000    Embratel Participacoes
                  SA, ADR+ .............................      1,263,631             448,800
      10,000    Global Crossing Ltd.+ ..................        275,000              86,400
     110,000    Qwest Communications
                  International Inc.+ ..................      4,565,955           3,505,700
     295,000    RCN Corp.+ .............................      2,085,981           1,619,550
      10,000    Rogers Communications
                  Inc., Cl. B+ .........................         77,553             149,319
     430,000    Rogers Communications
                  Inc., Cl. B, ADR+ ....................      4,257,815           6,514,500
     100,000    SBC Communications Inc. ................      3,617,675           4,006,000
     300,000    Sprint FON Group .......................      4,478,273           6,408,000
      75,403    Tele Norte Leste
                  Participacoes SA, ADR ................      1,032,454           1,150,650
     500,000    Telecom Italia SpA .....................      1,032,880           4,486,810
     117,000    Telecom Italia SpA, ADR ................      2,609,820          10,296,000
      89,291    Telefonica SA, ADR .....................      3,545,935           3,325,197
      11,613    Telefonica SA, BDR+ ....................        152,310             143,814
      20,000    Telefonos de Mexico
                  SA, Cl. L, ADR .......................        171,746             701,800
      37,500    TELUS Corp. ............................        658,391             845,107
      22,500    TELUS Corp., ADR .......................        402,989             507,388
      26,500    TELUS Corp., Non-Voting ................        552,783             575,556
       7,500    TELUS Corp.,
                  Non-Voting, ADR ......................        134,330             162,997
     225,000    Verizon Communications .................      6,719,849          12,037,500
                                                           ------------        ------------
                                                             95,297,861         136,714,412
                                                           ------------        ------------

                TRANSPORTATION -- 0.2%
      80,000    AMR Corp.+ .............................      1,151,653           2,890,400
       4,000    Kansas City Southern
                  Industries Inc. ......................          7,317              63,200
       3,000    Providence &
                  Worcester Railroad Co. ...............         36,119              25,050
      25,000    Ryder System Inc. ......................        481,232             490,000
                                                           ------------        ------------
                                                              1,676,321           3,468,650
                                                           ------------        ------------
                WIRELESS COMMUNICATIONS -- 5.4%
      55,000    America Movil, SA de CV,
                  Cl. L, ADR+ ..........................        793,108           1,147,300
      80,000    AT&T Wireless Group+ ...................      1,791,012           1,308,000
      20,000    Leap Wireless
                  International Inc.+ ..................        486,513             606,000
     210,000    Nextel Communications
                  Inc., Cl. A+ .........................      3,892,615           3,675,000

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 MARKET
   SHARES                                                      COST               VALUE
   ------                                                      ----               ------
                COMMON STOCKS (CONTINUED)
                WIRELESS COMMUNICATIONS (CONTINUED)
      55,000    Nextel Partners Inc., Cl. A+ ...........  $   1,004,869       $     853,600
      60,000    Price Communications
                  Corp.+ ...............................      1,147,299           1,211,400
     240,000    Rogers Wireless
                  Communications Inc., Cl. B+ ..........      4,228,743           4,144,800
     320,000    Sprint PCS Group+ ......................      9,370,921           7,728,000
       6,750    Tele Celular Sul
                  Participacoes SA, ADR ................        107,916             136,350
      22,500    Tele Centro Oeste Celular
                  Participacoes SA, ADR ................         67,447             194,625
       1,350    Tele Leste Celular
                  Participacoes SA, ADR ................         36,110              54,270
       3,375    Tele Nordeste Celular
                  Participacoes SA, ADR ................         49,807             110,025
       1,350    Tele Norte Celular
                  Participacoes SA, ADR ................         20,857              36,450
   1,800,000    Telecom Italia Mobile SpA ..............      1,661,796           9,173,411
       3,375    Telemig Celular
                  Participacoes SA, ADR ................         97,539             139,387
     695,000    Telephone & Data
                  Systems Inc. .........................     25,859,522          75,581,250
      27,000    Telesp Celular
                  Participacoes SA, ADR ................        863,327             409,050
      27,000    Vodafone Group plc, ADR ................        369,419             603,450
                                                          -------------      --------------
                                                             51,848,820         107,112,368
                                                          -------------      --------------

                TOTAL COMMON STOCKS                       1,124,154,730       1,838,342,986
                                                          -------------      --------------


                PREFERRED STOCKS -- 0.2%
                AEROSPACE -- 0.2%
      30,847    Northrop Grumman Corp.,
                7.00% Cv. Pfd., Ser. B .................      3,594,292           3,300,629
                                                          -------------      --------------

                METALS AND MINING -- 0.0%
      15,000    Freeport-McMoRan Copper
                & Gold Inc., 7.00% Cv. Pfd. ............        272,500             213,000
                                                          -------------      --------------

                TELECOMMUNICATIONS -- 0.0%
      13,000    Citizens Communications Co.,
                5.00% Cv. Pfd. .........................        696,712             650,000
                                                          -------------      --------------

                WIRELESS COMMUNICATIONS -- 0.0%
   7,686,101    Telesp Celular
                  Participacoes SA, Pfd.+ ..............         60,929              46,927
                                                          -------------      --------------

                TOTAL PREFERRED STOCKS                        4,624,433           4,210,556
                                                          -------------      --------------

  PRINCIPAL                                                                       MARKET
   AMOUNT                                                      COST               VALUE
   ------                                                      ----               ------
                CORPORATE BONDS -- 0.1%
                AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
$  1,300,000    Standard Motor Products Inc.,
                  Sub. Deb. Cv.
                  6.75%, 07/15/09 ...................... $    1,188,427      $      914,875
                                                         --------------      --------------

                ENVIRONMENTAL SERVICES-- 0.1%
    1,000,000   Waste Management Inc.,
                  Sub. Deb. Cv.
                  4.00%, 02/01/02 ......................        988,386             991,250
                                                         --------------      --------------

                TOTAL CORPORATE BONDS                         2,176,813           1,906,125
                                                         --------------      --------------

                U.S. GOVERNMENT OBLIGATIONS -- 6.8%
 134,847,000    U.S. Treasury Bills,
                  3.38% to 4.13%++,
                  due 07/05/01 to 09/27/01 .............    134,500,927         134,500,246
                                                         --------------      --------------

                TOTAL
                 INVESTMENTS -- 100.1% ................. $1,265,456,903       1,978,959,913
                                                         ==============

                OTHER ASSETS AND
                 LIABILITIES (NET) -- (0.1%) ...........                         (1,124,586)
                                                                             --------------
                NET ASSETS -- 100.0% ...................                     $1,977,835,327
                                                                             ==============

------------------------
                For Federal tax purposes:
                Aggregate cost ........................................      $1,265,456,903
                                                                             ==============
                Gross unrealized appreciation .........................      $  763,316,232
                Gross unrealized depreciation .........................         (49,813,222)
                                                                             --------------
                Net unrealized appreciation ...........................      $  713,503,010
                                                                             ==============
------------------------

   PRINCIPAL                              SETTLEMENT            UNREALIZED
    AMOUNT                                   DATE              APPRECIATION
   --------                               ----------           ------------
                FORWARD FOREIGN EXCHANGE CONTRACTS
  17,267,780(b) Deliver Hong Kong Dollars
                  in exchange for
                  USD 2,214,069 .........  08/03/01             $10,931
                                                                =======

------------------------
    (a)   Security fair valued under procedures established by the Board of Trustees.
    (b)   Principal amount denoted in Hong Kong Dollars.
    +     Non-income producing security.
    ++    Represents annualized yield at date of purchase.
    ADR - American Depositary Receipt.
    BDR - Brazilian Depositary Receipt.
    GDR - Global Depositary Receipt.
    USD - U.S. Dollars.

                See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $1,265,456,903) .........      $1,978,959,913
  Foreign currency, at value (Cost $981) ..............                 816
  Dividends and interest receivable ...................           1,813,107
  Receivable for investments sold .....................              82,547
  Receivable for Fund shares sold .....................             753,037
  Unrealized appreciation on forward foreign
    exchange contracts ................................              10,931
  Other assets ........................................              58,126
                                                             --------------
  TOTAL ASSETS ......................................         1,981,678,477
                                                             --------------
LIABILITIES:
  Payable for investments purchased ...................           1,506,159
  Payable for Fund shares redeemed ....................              33,692
  Payable for investment advisory fees ................           1,613,861
  Payable for distribution fees .......................             403,650
  Other accrued expenses ..............................             285,788
                                                             --------------
  TOTAL LIABILITIES ...................................           3,843,150
                                                             --------------
  NET ASSETS applicable to 55,795,976
    shares outstanding ................................      $1,977,835,327
                                                             ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value .........      $      557,960
  Additional paid-in capital ..........................       1,232,873,478
  Accumulated net investment income ...................             940,389
  Accumulated net realized gain on investments
    and foreign currency transactions .................          29,950,036
  Net unrealized appreciation on investments
    and foreign currency transactions .................         713,513,464
                                                             --------------
  TOTAL NET ASSETS ....................................      $1,977,835,327
                                                             ==============
  NET ASSET VALUE, offering and redemption
    price per share $1,977,835,327 \ 55,795,976
    shares outstanding; unlimited number of
    shares authorized of $0.01 par value) .............              $35.45
                                                                     ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $562,448) ........      $   11,304,551
  Interest ............................................           2,490,274
                                                             --------------
  TOTAL INVESTMENT INCOME .............................          13,794,825
                                                             --------------
EXPENSES:
  Investment advisory fees ..........................           9,508,153
  Distribution fees .................................           2,377,039
  Shareholder services fees .........................             566,313
  Custodian fees ....................................             154,632
  Shareholder communications expenses ...............             127,809
  Legal and audit fees ..............................              39,397
  Trustees' fees ....................................              27,339
  Registration expenses .............................              22,363
  Miscellaneous expenses ............................              31,391
                                                           --------------
  TOTAL EXPENSES ....................................          12,854,436
                                                           --------------
  NET INVESTMENT INCOME .............................             940,389
                                                             --------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments and
    foreign currency transactions .....................          34,848,287
  Net change in unrealized appreciation on
    investments and foreign currency transactions .....          50,247,762
                                                             --------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS ...............................          85,096,049
                                                             --------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .....................................      $   86,036,438
                                                             ==============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       SIX MONTHS ENDED
                                                                                         JUNE 30, 2001         YEAR ENDED
                                                                                          (UNAUDITED)       DECEMBER 31, 2000
                                                                                         --------------     -----------------
OPERATIONS:
  Net investment income ...............................................................  $      940,389      $   15,152,377
  Net realized gain on investments and foreign currency transactions ..................      34,848,287         265,839,752
  Net change in unrealized appreciation/depreciation on investments
    and foreign currency transactions .................................................      50,247,762        (329,359,399)
                                                                                         --------------      --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................      86,036,438         (48,367,270)
                                                                                         --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................................................              --         (14,891,591)
  Net realized gain on investments ....................................................              --        (266,042,925)
  In excess of net realized gain on investments .......................................              --          (5,230,944)
                                                                                         --------------      --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................................................              --        (286,165,460)
                                                                                         --------------      --------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from shares of beneficial interest transactions     (14,296,069)        246,752,865
                                                                                         --------------      --------------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................................      71,740,369         (87,779,865)
                                                                                         --------------      --------------
NET ASSETS:
  Beginning of period .................................................................   1,906,094,958       1,993,874,823
                                                                                         --------------      --------------
  End of period (including undistributed income of $940,389 and $0, respectively) .....  $1,977,835,327      $1,906,094,958
                                                                                         ==============      ==============

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Trustees, or a dealer maintaining an active market in those securities.

OPTIONS. The Fund may write call or purchase put options on securities it owns and may also close out such positions. As a writer of call options, a fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. A fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. A fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, a fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, a fund would realize a gain upon sale or exercise. If the price of the underlying security increases, a fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $2,377,039 or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $168,295,445 and $220,286,779, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2001, the Fund paid brokerage commissions of $406,331 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended June 30, 2001.

8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                      SIX MONTHS ENDED                    YEAR ENDED
                                                        JUNE 30, 2001                  DECEMBER 31, 2000
                                                  ---------------------------      ----------------------------
                                                    SHARES         AMOUNT            SHARES          AMOUNT
                                                  ----------    -------------      -----------    -------------
Shares sold ................................       4,781,671    $ 165,889,917       10,285,075    $ 408,348,028
Shares issued upon reinvestment of dividends            --               --          8,056,719      268,856,638
Shares redeemed ............................      (5,216,028)    (180,185,986)     (10,927,909)    (430,451,801)
                                                  ----------    -------------      -----------    -------------
Net increase (decrease) ....................        (434,357)   $ (14,296,069)       7,413,885    $ 246,752,865
                                                  ==========    =============      ===========    =============

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                         SIX MONTHS ENDED
                                            JUNE 30, 2001                     YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------------
                                            (UNAUDITED)       2000          1999          1998          1997          1996
                                             ----------    ----------    ----------    ----------    ----------    ----------
OPERATING PERFORMANCE:
  Net asset value, beginning of period .     $    33.90    $    40.84    $    35.47    $    31.85    $    26.42    $    25.75
                                             ----------    ----------    ----------    ----------    ----------    ----------
  Net investment income (loss) .........           0.02          0.31         (0.06)         0.02          0.07          0.15
  Net realized and unrealized gain (loss)
    on investments .....................           1.53         (1.37)        10.06          5.02          9.97          3.29
                                             ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations .....           1.55         (1.06)        10.00          5.04         10.04          3.44
                                             ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ................             --         (0.31)           --         (0.02)        (0.07)        (0.15)
  In excess of net investment income ...             --            --            --            --         (0.00)(a)        --
  Net realized gain on investments .....             --         (5.47)        (4.63)        (1.40)        (4.54)        (2.61)
  In excess of net realized gain
    on investments .....................             --         (0.10)           --         (0.00)(a)     (0.00)(a)     (0.01)
                                             ----------    ----------    ----------    ----------    ----------    ----------
  Total distributions ..................             --         (5.88)        (4.63)        (1.42)        (4.61)        (2.77)
                                             ----------    ----------    ----------    ----------    ----------    ----------
  NET ASSET VALUE, END OF PERIOD .......     $    35.45    $    33.90    $    40.84    $    35.47    $    31.85    $    26.42
                                             ==========    ==========    ==========    ==========    ==========    ==========
  Total return+ ........................           4.6%        (2.4)%         28.5%         15.9%         38.1%         13.4%
                                             ==========    ==========    ==========    ==========    ==========    ==========

RATIOS TO AVERAGE NET ASSETS
  AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's) .     $1,977,835    $1,906,095    $1,993,875    $1,575,976    $1,335,052    $1,080,639
  Ratio of net investment income (loss)
    to average net assets ..............          0.10%(b)      0.77%        (0.10)%        0.06%         0.22%         0.52%
  Ratio of operating expenses
    to average net assets ..............          1.35%(b)      1.36%         1.37%         1.36%         1.38%         1.34%
  Portfolio turnover rate ..............             9%           48%           32%           21%           22%           15%
-----------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  Amount represents less than $0.005 per share.
(b)  Annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current
   income and capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL  RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
TO RECEIVE A PROSPECTUS,  CALL 1-800-GABELLI (422-3554).  THE PROSPECTUS GIVES A
      MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                     DISTRIBUTED BY GABELLI & COMPANY, INC.
                             VISIT OUR WEBSITE AT:
                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                  BOARD OF TRUSTEES

Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS, PACE
                                UNIVERSITY

James P. Conn                   Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE    BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN,
GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL SUPPLIES
                                CORP.

            OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA           Bruce N. Alpert
PORTFOLIO MANAGER               PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB405Q201SR


                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

THE
GABELLI
ASSET
FUND

                                                              SEMI-ANNUAL REPORT

                                                                   JUNE 30, 2001